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[ALLMERICA SELECT LOGO]                                                 Issued by: FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
[A HIGHER STANDARD]                                                                         440 LINCOLN STREET, WORCESTER, MA 01653
                                                                                                         [ALLMERICA SELECT ACCOUNT]
VARIABLE ANNUITY APPLICATION
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1.  MY INVESTMENT  How much I want to invest.                                                                               Required
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I am investing $  10,000  in Allmerica Select Acclaim. (Make check payable to Allmerica Financial.)
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/ / Rollover/Conversion        / / Trustee to Trustee Transfer     / / Payment for Tax Year
                                                                                             ---------

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2.  WHERE  Where I want my money invested.                                                                                  Required
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A. Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.

TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%.

[EMERGING MARKETS EQUITY                   _____ % Fidelity VIP III Mid Cap      _____ % Fidelity VIP III Contrafund
_____ % Select Emerging Markets            _____ % Mutual Shares Securities      _____ % Fidelity VIP III Growth & Income
                                           _____ % INVESCO VIF Dynamics          _____ % Pioneer Fund
INTERNATIONAL EQUITY                       _____ % INVESCO VIF Health Sciences   _____ % Select Growth & Income
_____ % Deutsche VIT EAFE Equity Index     _____ % Pioneer Real Estate Growth    _____ % SVS Dreman Financial Services
_____ % Janus Aspen International Growth   _____ % Select Capital Appreciation
_____ % Select International Equity                                              HIGH YIELD BOND
_____ % T. Rowe Price International        LARGE CAP GROWTH EQUITY               _____ % Fidelity VIP High Income
                                           _____ % AIM V.I. Blue Chip
SMALL CAP EQUITY                           _____ % AIM V.I. Value Fund           FIXED INCOME
_____ % AIM V.I. Aggressive Growth         _____ % Allmerica Equity Index        _50__ % Eaton Vance VT Floating-Rate Income
_____ % Deutsche VIT Small Cap Index       _____ % Alliance Premier Growth       _50__ % Select Investment Grade Income
_____ % Franklin Small Cap Fund            _____ % Fidelity VIP Growth           _____ % Select Strategic Income
_____ % Janus Aspen Aggressive Growth      _____ % Janus Aspen Growth & Income
_____ % Select Strategic Growth            _____ % Janus Aspen Growth            CASH & EQUIVALENTS
_____ % Select Value Opportunity           _____ % Scudder Technology Growth     _____ % Allmerica Money Market]
                                           _____ % Select Aggressive Growth      _____ % Fixed Account
MID CAP EQUITY
_____ % Eaton Vance VT Worldwide           LARGE CAP VALUE EQUITY
        Health Science                     _____ % Alliance Growth & Income
                                           _____ % Fidelity VIP Equity Income

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B. MODEL PORTFOLIOS

    / / All Equity      / / Accumulator      / / Builder      / / Provider      / / Saver      / / Preserver

FUTURE INVESTMENTS WILL BE ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.

SECURITIES OFFERED BY ALLMERICA INVESTMENTS, INC. MEMBER NASD/SIPC.

5-697.1NY                                                    [BAR CODE]                                                   REV. 12/01
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3.  AUTOMATIC ACCOUNT REBALANCING                                                                                           Optional
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/X/ I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2.
                                                 -----------------
    /X/ Monthly                         / / Quarterly                        / / Semi-Annually                        / / Annually

    AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT BE IN EFFECT SIMULTANEOUSLY.

    AAR will commence on the first frequency chosen after the issue date.

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4.  DOLLAR COST AVERAGING                                                                                                   Optional
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Select ONE account from which to transfer money. Be sure you have allocated money to this account in Section 2. DCA starts 1 day after issue or __/__/__, whichever is later, and ends when the source account value is exhausted.
Transfer $__________ ($100 Minimum) FROM  / / Fixed Account or  [/ / Select Investment Grade Income* or  / / Money Market*]

(*This account cannot be selected in the allocation below)   EVERY     / / Month     / / 3 Mos.     / / 6 Mos.     / / 12 Mos.

INTO:

[EMERGING MARKETS EQUITY                   _____ % Fidelity VIP III Mid Cap      LARGE CAP VALUE EQUITY
_____ % Select Emerging Markets            _____ % Mutual Shares Securities      _____ % Alliance Growth & Income
                                           _____ % INVESCO VIF Dynamics          _____ % Fidelity VIP Equity Income
INTERNATIONAL EQUITY                       _____ % INVESCO VIF Health Sciences   _____ % Fidelity VIP III Contrafund
_____ % Deutsche VIT EAFE Equity Index     _____ % Pioneer Real Estate Growth    _____ % Fidelity VIP III Growth & Income
_____ % Janus Aspen International Growth   _____ % Select Capital Appreciation   _____ % Pioneer Fund
_____ % Select International Equity                                              _____ % Select Growth & Income
_____ % T. Rowe Price International        LARGE CAP GROWTH EQUITY               _____ % SVS Dreman Financial Services
                                           _____ % AIM V.I. Blue Chip
SMALL CAP EQUITY                           _____ % AIM V.I. Value Fund           HIGH YIELD BOND
_____ % AIM V.I. Aggressive Growth         _____ % Allmerica Equity Index        _____ % Fidelity VIP High Income
_____ % Deutsche VIT Small Cap Index       _____ % Alliance Premier Growth
_____ % Franklin Small Cap Fund            _____ % Fidelity VIP Growth           FIXED INCOME
_____ % Janus Aspen Aggressive Growth      _____ % Janus Aspen Growth & Income   _____ % Eaton Vance VT Floating-Rate Income
_____ % Select Strategic Growth            _____ % Janus Aspen Growth            _____ % Select Investment Grade Income
_____ % Select Value Opportunity           _____ % Scudder Technology Growth     _____ % Select Strategic Income
                                           _____ % Select Aggressive Growth
MID CAP EQUITY                             _____ % Select Growth                 CASH & EQUIVALENTS
_____ % Eaton Vance VT Worldwide                                                 _____ % Allmerica Money Market
        Health Science
                                                                                  100  % TOTAL


DOLLAR COST AVERAGING INTO THE FIXED ACCOUNT IS NOT AVAILABLE.

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5.  THE OWNER           Please Print Clearly                                                                                Required
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   John                                                                     Doe
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OWNER'S FIRST NAME                   MIDDLE                                LAST

   100  Main Street
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Street Address

   New York                                NY
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City                                      State                                        Zip

   000-00-0000                            1 / 1 / 1950                                            /X/ M  / / F
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Owner's Social Security Number            Date of Birth                                                Sex

   (000) 000-0000
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Daytime Phone Number                                                              E-mail Address

   Jack                                                                     Doe
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JOINT OWNER'S FIRST NAME              MIDDLE                                LAST

   000-00-0000                            1 / 1 / 1950                                            /X/ M  / / F
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Joint Owner's Social Security Number      Date of Birth                                                 Sex
5-697.1NY                                                                                                                 REV. 12/01
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6.  THE ANNUITANT           Please Print Clearly                                                                            Required
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   John                                                                     Doe
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ANNUITANT'S FIRST NAME                      MIDDLE                         LAST


  000-00-0000                               1 / 1 / 1950                                           /X/ M  / / F
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Annuitant's Social Security Number          Date of Birth                                               Sex


  Jack                                                                     Doe
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JOINT ANNUITANT'S FIRST NAME                MIDDLE                         LAST


  000-00-0000                               1 / 1 / 1950                                           /X/ M  / / F
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Joint Annuitant's Social Security Number    Date of Birth                                               Sex

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7.  BENEFICIARY           Please Print Clearly                                                                              Required
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If there are Joint Owners, the survivor is always Primary Beneficiary.

  Surviving Joint Owner
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Name of Primary Beneficiary                                Relationship to Owner


  Mary Doe                                                    Sister
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Name of Contingent Beneficiary                             Relationship to Owner

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8.  TYPE OF ACCOUNT TO BE ISSUED                                                                                            Required
====================================================================================================================================

(CHECK ONLY ONE.)
       ----


/X/ Non-Qualified                 / / Non-Qualified Deferred Comp.
/ / Regular IRA                   / / Roth IRA                    / / SEP-IRA*                            / / TSA (90-24) Transfers*


*Attach required additional forms. Existing Case #_______________

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9.  REPLACEMENT                                                                                                             Required
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Will the proposed certificate replace any existing annuity or life insurance policy?
/ / Yes /X/ No (If yes, list company name and policy number.)

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5-697.1NY                                                                                                                 REV. 12/01
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10.  REMARKS
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11.  SIGNATURES  (SIGNATURE REQUIRED IN THIS SECTION)                                                                       Required
====================================================================================================================================

I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete.
I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statement which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure
Buyer's Guide.

/ / Please send me a Statement of Additional Information (SAI).

I/WE UNDERSTAND THAT ALL PAYMENT AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO DOLLAR
AMOUNT.


X
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SIGNATURE OF OWNER                                                                                                       DATE

X
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SIGNATURE OF JOINT OWNER                                                                                                 DATE

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12.  FOR REGISTERED REP USE ONLY   (SIGNATURE REQUIRED IN THIS SECTION)                                                     Required
====================================================================================================================================

DOES THE CERTIFICATE APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)?
/ / YES  / / NO  If yes, attach replacement forms as required.
As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the
Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

X
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SIGNATURE OF REGISTERED REPRESENTATIVE                                                                                   DATE


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TR Code (Indicate A, B, )              Social Security #              Registered Rep #               E-Mail Address
           C, D or E

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Name of Broker/Dealer                                                 Branch #


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Branch Office Street Address for Certificate Delivery                  City                      State                   Zip


                             ALLMERICA SELECT - ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                             440 LINCOLN STREET - WORCESTER, MA 01653

5-697.1NY                                                                                                                 REV. 12/01
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